THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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            THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
                (Name of Registrant as Specified In Its Charter)

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     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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     4)   Date Filed: _______________

                        THE TRAVELERS INSURANCE COMPANY

               THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR
                      VARIABLE ANNUITIES ("ACCOUNT GIS")

                THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE
                           ANNUITIES ("ACCOUNT MM")

                THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE
                           ANNUITIES ("ACCOUNT QB")

             (Each an "Account" and, Collectively, the "Accounts")

                   One Cityplace, Hartford, Connecticut 06103

                                 May 11, 2005

Dear Variable Annuity Contract Owner:

Units of the above-named Accounts of The Travelers Insurance Company ("TIC") have been purchased at your direction to fund benefits payable under your variable annuity contract (the "variable contracts"). As owner of the units of the Accounts, you are being asked (i) to approve a new investment advisory agreement between each Account and Travelers Asset Management International Company LLC ("TAMIC"), the investment adviser to each Account; (ii) to approve a proposal with respect to the future operation of each Account whereby TAMIC may from time to time, to the extent permitted by an exemption ("manager of managers exemption") granted by the Securities and Exchange Commission and subject to approval by the Board of Managers, enter into new or amended agreements with subadvisers with respect to the Account without obtaining contract owner approval of such agreements, and to permit such subadvisers to manage the assets of the Account pursuant to such subadvisory agreements; and
(iii) to elect a new member to the Board of Managers of each Account.

TAMIC is the investment adviser for each Account. Citigroup Inc. ("Citigroup") has reached an agreement with MetLife, Inc. ("MetLife") to sell TIC to MetLife. As part of this transaction, TAMIC, which is currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. A change of control of TAMIC may therefore be deemed to occur, which in turn results in the assignment of TAMIC's investment advisory agreements with the Accounts, as well as its subadvisory agreement with the subadviser for Account GIS, and the termination of those agreements by operation of law and pursuant to the terms of those agreements, effective as of the closing date of the sale of TIC, which currently is scheduled to occur on June 30, 2005 or soon thereafter. Therefore, shareholder approval of the new advisory agreements in needed to enable TAMIC to continue to provide advisory services to the Accounts.

     It is proposed that TAMIC will continue to provide advisory services to the Accounts at the same fee rates as currently apply. With respect to any subadvisory agreements, upon becoming a subsidiary of MetLife, TAMIC would also be able to utilize an exemption, if approved by the variable contract owners, from the Securities and Exchange Commission that would allow TAMIC to operate as a "manager of managers" to the Accounts. As a manager of managers, TAMIC would retain the responsibility for hiring and, when appropriate, replacing subadvisers. Subject to certain conditions, TAMIC would be permitted to enter into a new subadvisory agreement for an Account, subject to Board approval. TAMIC would not need, however, to obtain variable contract owner approval, which would otherwise be required, to enter into a new agreement with the current subadviser or a new subadviser.

     The current member of the Accounts' Boards of Managers who is affiliated with Citigroup has informed the Accounts' Board that if the sale of TIC to MetLife is consummated, he will resign as a Board member. Accordingly, it is being proposed that variable contract owners elect, subject to consummation of the sale, a manager affiliated with MetLife to replace the current member of the Board affiliated with Citigroup.

     After carefully considering the merits of the proposals, the Board of Managers of the Accounts (the "Board") has determined that approval of the proposals is in the best interests of each Account's contract owners.

     The Board recommends that you read the enclosed proxy materials carefully and then vote FOR the proposals. To vote, you may use any of the following methods:

     o By Mail. Please complete, sign, date and return the proxy card(s) in the enclosed postage-paid envelope.

     o By Telephone. Call 1-800-690-6903 and follow the simple instructions. Have your proxy card ready.

     o By Internet. Go to www.proxyweb.com and follow the on-line instructions. Have your proxy card ready.

     For more information, please call TIC at 1-800-842-9368.

                                          Respectfully,

                                          The Travelers Insurance Company

     We urge you to sign and return the proxy form(s) in the enclosed postage-paid envelope.

                            Your Vote is Important!

               THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR
                              VARIABLE ANNUITIES

                    THE TRAVELERS MONEY MARKET ACCOUNT FOR
                              VARIABLE ANNUITIES

                     THE TRAVELERS QUALITY BOND ACCOUNT FOR
                              VARIABLE ANNUITIES

             (Each an "Account" and, Collectively, the "Accounts")

                                 One Cityplace
                          Hartford, Connecticut 06103

                                                                   May 11, 2005

                 NOTICE OF SPECIAL MEETING OF VARIABLE ANNUITY
                                CONTRACT OWNERS

To Variable Annuity Contract Owners:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the variable annuity contract owners (the "Contract Owners") of each Account will be held at One Cityplace, Hartford, Connecticut 06103, on June 10, 2005 at 9:00 a.m. (Eastern time), for the following purposes:

         ITEM 1. To consider and approve a new investment advisory agreement between each Account and Travelers Asset Management International Company LLC ("TAMIC").

         ITEM 2. To consider and approve a proposal with respect to the future operation of each Account whereby TAMIC may from time to time, to the extent permitted by an exemption granted by the Securities and Exchange Commission and subject to approval by the Board of Managers, enter into new or amended agreements with subadvisers with respect to the Account without obtaining Contract Owner approval of such agreements, and to permit such subadvisers to manage the assets of the Account pursuant to such subadvisory agreements.

         ITEM 3. To elect a new member of the Board of Managers.

         ITEM 4. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

     THE BOARD OF MANAGERS OF THE ACCOUNTS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1, 2 AND 3.

     Contract Owners of record as of the close of business on April 15, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

     Contract Owners are requested to execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Managers of each Account. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed voting instructions or by attending the Special Meeting and voting in person.

                                       By Order of the Board of Managers

                                       /s/ Ernest J. Wright

                                       Ernest J. Wright, Assistant Secretary

May 11, 2005
Hartford, Connecticut

               THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR
                       VARIABLE ANNUITIES ("ACCOUNT GIS")

                 THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE
                            ANNUITIES ("ACCOUNT MM")

                 THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE
                            ANNUITIES ("ACCOUNT QB")

             (Each an "Account" and, Collectively, the "Accounts")

                                 One Cityplace
                          Hartford, Connecticut 06103
                                (800) 842-9368

                       ---------------------------------

                             JOINT PROXY STATEMENT

                      ---------------------------------

     This Joint Proxy Statement ("Proxy Statement") is being furnished in connection with the solicitation of voting instructions by the Board of Managers (the "Board of Managers" or the "Managers") of the Accounts for use at the joint special meeting of the variable annuity contract owners of the Accounts ("Contract Owners") scheduled for June 24, 2005 at 9:00 a.m. (Eastern time), and any adjournments thereof, at the offices of the Accounts at the address set forth above on this Proxy Statement (the "Meeting"). At the Meeting, Contract Owners of each Account will be asked to (i) consider and approve a new investment advisory agreement between the Account and Travelers Asset Management International Company LLC ("TAMIC"); (ii) consider and approve a proposal (the "manager of managers proposal") with respect to the future operation of the Account whereby TAMIC may from time to time, subject to approval by the Board of Managers and to the extent permitted by an exemption granted by the Securities and Exchange Commission ("SEC"), enter into new or amended agreements with subadvisers with respect to the Account without obtaining Contract Owner approval of such subadvisory agreements, and to permit such subadvisers to manage the assets of the Account pursuant to such subadvisory agreements; and (iii) elect a new member of the Board of Managers (together, the "Proposals"). Contract Owners of each Account will vote separately as to each Proposal.

     The variable annuity contracts are issued by The Travelers Insurance Company ("TIC"), and are funded by the Accounts, each of which is a separate account of TIC.

     This Proxy Statement describes more fully the Proposals. Forms of the new investment advisory agreements are included as Appendices A-1 through A-3 of this Proxy Statement.

     The Meeting will be held on June 24, 2005 at 9:00 a.m. (Eastern time) at the Accounts' offices at One Cityplace, Hartford, Connecticut 06103. It is expected that this Proxy Statement will be mailed on or about May 16, 2005. Contract Owners of record at the close of business on April 15, 2005 (the "Record Date") are entitled to vote on the Proposals. At the Meeting, Contract Owners will consider and approve or disapprove each Proposal.

     The chart below lists the number of units of each Account (rounded to the nearest full unit) that were outstanding as of the close of business on the Record Date. Each unit of a Account is entitled to one vote, with proportionate voting for fractional units.

                                               Total Number of
                                             Units Outstanding as
              Name of Account                 of April 15, 2005
              ---------------                 -----------------
              Account GIS ...............        26,481,297
              Account MM ................        24,475,770
              Account QB ................        13,188,264

     THE BOARD OF MANAGERS OF EACH ACCOUNT UNANIMOUSLY RECOMMENDS THAT VARIABLE ANNUITY CONTRACT OWNERS VOTE "FOR" EACH PROPOSAL.

     COPIES OF EACH ACCOUNT'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CALLING THE ACCOUNT (TOLL-FREE) AT 1-800-842-9368 OR BY WRITING TO TRAVELERS LIFE & ANNUITY, ANNUITY SERVICES, ONE CITYPLACE, 3CP, HARTFORD, CT 06103.

     The Proposals are related to the proposed sale of TIC by Citigroup Inc. ("Citigroup") to MetLife, Inc. ("MetLife") as described in greater detail under Proposal 1 below. This sale is expected to close on or about June 30, 2005 (the "MetLife Closing Date").

Proposal 1 -- APPROVAL OF INVESTMENT ADVISORY AGREEMENT.

SUMMARY

     TAMIC currently serves as investment adviser to each Account pursuant to a separate investment advisory agreement between TAMIC and the Account (the "Current Advisory Agreements"). For Account GIS, TAMIC has entered into a subadvisory agreement (the "GIS Subadvisory Agreement") with The Travelers Investment Management Company ("TIMCO"). As explained in more detail below, Contract Owners are being asked to approve new investment advisory agreements between each Account and TAMIC (the "New Advisory Agreements"). THE NEW ADVISORY AGREEMENTS WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT ADVISORY AGREEMENTS.

     MetLife and Citigroup have announced an agreement for the sale of TIC and certain affiliates by Citigroup to MetLife (the "MetLife Transaction") for $11.5
billion, subject to closing adjustments. The MetLife Transaction includes the acquisition of TIC subsidiary TAMIC, the investment adviser to the Accounts, by MetLife. Contract Owners are not being asked to approve the MetLife Transaction. However, given that the Accounts' investment adviser will have a new parent company (MetLife) and that under the Investment Company Act of 1940 (the "1940 Act"), a change in control of the investment adviser results in a termination of that adviser's investment advisory contracts, the Current Advisory Agreements and the GIS Subadvisory Agreement will terminate upon the effective date of the sale of TIC. Thus, the New Advisory Agreements must be submitted to a vote of the Contract Owners.

     Under the terms of the MetLife Transaction, Citigroup will receive $1.0 to $3.0 billion in MetLife equity securities and the balance in cash. The MetLife Transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. It is planned that the closing of the MetLife Transaction will take place on June 30, 2005 or soon thereafter.

     MetLife, through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. In the United States, the MetLife companies serve individuals in approximately 13 million households and provide benefits to 37 million customers and their family members through their employee benefit plan sponsors.

     With respect to the Accounts, MetLife has recommended and the Board of Managers has approved the retention of Salomon Brothers Asset Management Inc. ("Salomon"), currently an affiliate of TAMIC, as a temporary subadviser for those Accounts (QB and MM) that are now managed directly by TAMIC without a subadviser, effective on or about the MetLife Closing Date. The portfolio managers employed by Salomon are also currently employees of TAMIC and are the current portfolio managers of these Accounts, so for these Accounts, there will be no change in the day-to-day portfolio manager. Furthermore, MetLife may in the future make or recommend to the Managers such additional changes to any Accounts, including changes to the investment objectives, policies and restrictions of the Accounts or merging one or more Accounts into other MetLife-sponsored funds, as it determines are appropriate and as permitted by applicable law.

     In connection with the closing of the MetLife Transaction, MetLife, Citigroup and certain of their affiliates will enter into a Distribution Agreement under which Citigroup-affiliated broker-dealers will, subject to the terms and conditions of such Distribution Agreement, continue to offer certain TIC and MetLife insurance contracts for a period of ten years from the MetLife Closing Date. In addition, MetLife, Citigroup and certain of their affiliates will enter into an Investment Products Agreement under which, for a period of five years after the MetLife Closing Date and subject to the other terms and conditions of the Investment

Products Agreement, certain TIC and MetLife insurance products will include certain Citigroup-sponsored funds as investment options.

     As reflected by Proposal 2, representatives of MetLife have recommended that each Account operate in the future as a "manager of managers" fund. (Please see Proposal 2 for more information.) Thus, if Proposal 2 is approved by the Contract Owners of each Account at the Meeting, new subadvisory agreements for the Accounts will be approved only by the Board of the Account, as permitted by the manager of managers proposal.

     MetLife has agreed that it will satisfy certain conditions set forth in
Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor, which allows an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as certain conditions are met. One such provision provides that no "unfair burden" may be imposed upon the investment company as a result of such a change-in-control transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement, during the two-year period after the change in control, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

     The Accounts have not been advised by MetLife or TAMIC of any circumstance arising from the MetLife Transaction that might result in the imposition of an "unfair burden" on the Accounts as a result of the MetLife Transaction. Moreover, MetLife has agreed that for a period of not less than two years after the consummation of the MetLife Transaction, it will refrain from imposing an "unfair burden" on the Accounts in connection with the MetLife Transaction.

     Proposal 1 assumes the consummation of the MetLife Transaction. Should the MetLife Transaction fail to close, then there would be no change in control of TAMIC, and no consequent termination of the Current Advisory Agreements. Thus, there would be no new agreements to approve.

THE INVESTMENT ADVISORY AGREEMENTS

     THE CURRENT ADVISORY AGREEMENTS

     The following chart lists the date of each Current Advisory Agreement, the date it was last considered and renewed or approved by the Board of Managers, the date on which it was last approved by Contract Owners, and the reason it was last submitted for Contract Owner approval.

                                           Date Last Approved     Date Last Approved
                    Date of Current        or Renewed by          by Contract Owners and
Name of Account     Advisory Agreement     Board of Managers      Reason for Submission
---------------     ------------------     -----------------      ---------------------
Account GIS         May 1, 1998,           July 23, 2004          April 27, 1998 (in
                    as last amended                               connection with
                    October 31, 2003                              TAMIC becoming
                                                                  investment adviser
                                                                  to the Account)

Account MM          December 30,           July 23, 2004          April 23, 1993 (in
                    1992, as last                                 connection with a
                    amended                                       change of control
                    October 31, 2003                              of TAMIC)

Account QB          December 30,           July 23, 2004          April 23, 1993 (in
                    1992, as last                                 connection with a
                    amended                                       change of control
                    October 31, 2003                              of TAMIC)

     The key terms, including fees, of the Current Advisory Agreements are set out in detail under the heading "The New Advisory Agreements" below.

     The following table summarizes the advisory fees paid by each Account to TAMIC for the fiscal year ended December 31, 2004.

                                           Aggregate Advisory
            Name of Account                    Fees Paid
            ---------------                    ---------
            Account GIS ...............        $3,301,527
            Account MM ................        $  250,743
            Account QB ................        $  343,616

     THE NEW ADVISORY AGREEMENTS

     The New Advisory Agreements are the same in all material respects as the Current Advisory Agreements, except that language will be added to the New Advisory Agreements to make explicit the authority of TAMIC to hire and oversee subadvisers. In addition, each New Advisory Agreement will reflect the MetLife Closing Date as its new effective date. Forms of the New Advisory Agreements for the Accounts are attached to this Proxy Statement as Appendices A-1 through A-3.

     Under the New Advisory Agreements, TAMIC will continue to provide investment advisory services to each Account, including the investment and reinvestment of the Account's assets in accordance with the investment objectives, policies and restrictions of the Account. The New Advisory Agreements explicitly authorize TAMIC, subject to the approval of the Board of Managers, to enter into agreements with other investment advisers to provide investment advice or other services to the Account. Such Agreements provide that TAMIC remains responsible for ensuring that any such subadviser conducts its operations in a manner consistent with the terms of the Agreement.

     All services under the New Advisory Agreements must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the resolution of The Travelers Insurance Company's Board of Directors establishing the Account, the Account's rules and regulations, any policies adopted by the Managers, and the investment policies of the Account as disclosed in the Account's registration statement on file with the SEC, as amended from time to time.

     As compensation for its services, TAMIC will be entitled to receive from each Account fees calculated as a percentage of the Account's average daily net assets. Fees under the New Advisory Agreements will be calculated at the same rate as those incurred under the Current Advisory Agreements. The annual rate paid by each Account is set forth below.

                              Advisory Fee Paid to TAMIC
       Account                (as a percentage of daily net assets)
       -------                -------------------------------------
       Account GIS .......    0.65% on the first $500 million; 0.55% of the
                              next $500 million; 0.50% of the next $500 million;
                              0.45% of the next $500 million; 0.40% over
                              $2 billion
       Account QB ........    0.3233%
       Account MM ........    0.3233%

     Contingent upon receipt of Contract Owner approval, the New Advisory Agreements will be effective upon the MetLife Closing, and will continue in effect until August 31, 2005, before which the annual review of such Agreements for renewal has been planned independently of the MetLife Transaction. Thereafter, each New Advisory Agreement will continue in effect as to any Account for successive annual periods, provided their continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Managers or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Account and (3) in either event by a majority of the Managers who are not "interested persons," as defined in the 1940 Act, of TAMIC (the "Independent Managers").

     Under the New Advisory Agreements, TAMIC will continue to provide, at its expense, office space, facilities and equipment for carrying out its agreed-upon duties. TAMIC or an affiliate also bears the cost of reasonable compensation, fees, and related expenses of the Account's officers and its Managers that are "interested persons" of the Account. Other expenses incurred in the operation of a Account are generally paid by such Account.

     The New Advisory Agreement for each Account provides that it may be terminated by the Managers, a majority of Contract Owners of the Account, or TAMIC (but not without the prior approval of a new investment advisory agreement by the Contract Owners) at any time, without penalty, by giving the other party 60 days' written notice.

     TAMIC acts as investment adviser to other investment companies with investment objectives similar to Account QB. Specifically, the Travelers Managed Income Portfolio of the Travelers Series Fund Inc. and the Travelers Quality Bond Portfolio of The Travelers Series Trust, which are also managed by TAMIC, are similar in investment objectives to Account QB. TAMIC receives a management fee of 0.65% of the daily net assets of the Travelers Managed Income Portfolio, and in turn pays 0.10% to another entity owned by Citigroup for administrative services. As of December 31, 2004, the total assets in the Travelers Managed Income Portfolio were $281,558,903.

     TAMIC receives an advisory fee of 0.3233% of the daily net assets of the Travelers Quality Bond Portfolio of The Travelers Series Trust. As of December 31, 2004, the total assets in that Portfolio were $189,314,987.

MANAGERS' CONSIDERATIONS

     In connection with making its determinations, the Board was provided with information about MetLife and its purchase of TIC from Citigroup. At a telephonic meeting on March 17, 2005 and in-person meetings on March 29 and 30, 2005, the Managers discussed with certain MetLife representatives MetLife's intentions regarding the preservation and strengthening of TAMIC's business and MetLife's intentions regarding staffing changes and executive leadership changes at TAMIC. The MetLife representatives also discussed and provided the Managers with certain written information on MetLife's business and products, including the experience of MetLife's advisory subsidiaries in overseeing subadvised mutual funds. The Managers also discussed the plans and anticipated roles and responsibilities of certain TAMIC employees and officers after the MetLife Transaction.

     Among other things, the Managers considered:

     - the ability of TAMIC to continue its oversight of both the investment and compliance operations of the subadviser after the change in control;

     - the intention of MetLife to integrate TIC and its affiliates, including TAMIC, into MetLife's current businesses to create a single business operation;

     - anticipated changes to back office operations relating to the Accounts, including the provision of administrative and transfer agency services, after the change in control; and

     - the fact that the terms of each New Advisory Agreement, including the fees, would be identical to the Current Advisory Agreements, except for the inception date and the express authority for TAMIC to retain subadvisers.

     The Board of Managers was also informed that, in light of personnel changes at TAMIC that are expected to occur or on about the MetLife Closing Date, MetLife intends to hire Salomon Brothers Asset Management ("Salomon"), currently an affiliate of TAMIC (though Salomon will not be an affiliate after the MetLife Closing Date), as temporary subadviser for those Accounts that are now managed directly by TAMIC without a subadviser, effective on or about the MetLife Closing Date. They were told that the portfolio managers to be employed by Salomon to manage the Accounts are also currently employees of TAMIC and are the current portfolio managers of these Accounts, so for these Accounts, there is expected to be no change in the day-to-day portfolio manager. The Board was also told that after the MetLife Closing Date, MetLife's plan is for TAMIC to conduct a formal search for candidates to act as subadviser on an ongoing basis to those Accounts, and to make a recommendation to the Board, probably in the Fall of 2005.

     The Board also considered the agreements between MetLife and Citigroup entered into in connection with the MetLife Transaction under which Citigroup-affiliated broker-dealers will continue to offer the existing insurance contracts of TIC and its current affiliates and such contracts will continue to include Citigroup-sponsored funds as investment options, as discussed in more detail under "Summary" above.

     The Board of Managers also considered its plans to perform a full review of the New Advisory Agreements pursuant to Section 15(c) of the 1940 Act at its regularly scheduled July Board meeting, which will occur approximately three weeks after the MetLife Closing Date. In light of the continuity of investment management under the New Advisory Agreements, the short period between the effective date of those Agreements and the upcoming full review, the information provided by MetLife, and MetLife's plans to conduct a formal search for a subadviser for the Accounts for which Salomon would serve as temporary subadviser, the Board considered the information provided to it sufficient for its consideration of the New Advisory Agreements. Specifically, with respect to the nature, extent and quality of the services provided by TAMIC and the investment performance of the Accounts, the Board noted that the performance of the Accounts had generally been good. As to the profits realized by TAMIC from its relationship with the Accounts, the Board noted that it was satisfied that TAMIC's profits were not excessive in the past, and that it was not possible to predict how the MetLife Transaction would affect such profits. As to whether economies of scale would be realized as the Accounts grow and whether fee levels reflect any such economies of scale, the Board noted that the investment advisory fee rates for Account GIS included "breakpoints" that reduced the fees payable at higher asset levels, and noted its intention to explore the possibility of instituting breakpoints for those Accounts where they were not currently in place. The Board of Managers also considered such additional factors it felt were relevant.

     After carefully considering the information described above, the Board of Managers of each Account, including the Independent Managers, unanimously voted to approve the New Advisory Agreement for the Account and to recommend that the Account's Contract Owners vote to approve the New Advisory Agreement for their Account.

     In the event that the Contract Owners of an Account have not approved the New Advisory Agreement for their Account by the MetLife Closing Date, TAMIC will enter into an interim advisory agreement for that Account pursuant to Rule 15a-4 under the 1940 Act, which will take effect immediately following the closing of the MetLife Transaction. The interim advisory agreement for an Account will be in substantially the form of the proposed New Advisory Agreement for the Account but also will include certain provisions required by Rule 15a-4. These provisions include a maximum term of 150 days, a provision that the Managers or a majority of the Account's Contract Owners may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by TAMIC thereunder will be held in an interest-bearing escrow account until Contract Owner approval of the New Advisory Agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to TAMIC. If an Account has not received the requisite Contract Owner approval for the New Advisory Agreement within 150 days after the MetLife Closing Date, the Board of Managers will consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

     THE BOARD OF MANAGERS OF EACH ACCOUNT, INCLUDING ALL OF THE INDEPENDENT MANAGERS, UNANIMOUSLY RECOMMENDS THAT CONTRACT OWNERS VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT FOR SUCH ACCOUNT.

INVESTMENT ADVISER

     Travelers Asset Management International Company LLC ("TAMIC")

     TAMIC, a New York Limited Liability Company, serves as investment adviser to each Account, as well as to certain other registered investment companies. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. TAMIC is currently an indirect wholly owned subsidiary of TIC, which is an indirect wholly owned subsidiary of Citigroup. TAMIC's principal offices are located at 242 Trumbull Street, Hartford, Connecticut, 06103. The principal executive officer and directors of TAMIC are set forth in the following table.

Officer or Director    Principal Occupation               Address
-------------------    --------------------               -------
Peter J. Wilby         Managing Director, Chief           399 Park Avenue
Director               Investment Officer North           New York, NY 10043
                       American Fixed Income, High
                       Yield and Emerging Markets --
                       Citigroup Asset Management

James C. Zelter        Chief Investment Officer --        390 Greenwich Street
Director               Citigroup Global Investments       New York, NY 10013

David A. Torchia       Managing Director --               399 Park Avenue
Director               Citigroup Asset Management         New York, NY 10043

David P. Marks         Chief Investment Officer --        242 Trumbull St
President              Citigroup Insurance Investments    Hartford, CT 06103

Brokerage

     The policy of TAMIC (the "adviser"), in selecting brokers to execute transactions in the Accounts' portfolio securities, is to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation:

     o the overall direct net economic result to the Account, involving both price paid or received and any commissions and other cost paid;

     o the efficiency with which the transaction is effected;

     o the ability to effect the transaction at all where a large block is involved;

     o the availability of the broker to stand ready to execute potentially difficult transactions in the future; and

     o the financial strength and stability of the broker.

     Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. In addition to the foregoing, one factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. The brokerage commission paid by an Account for a transaction may be greater than the commission that would have been charged by another broker if the difference is determined in good faith to be justified in light of the brokerage and information provided. The cost, value and specific application of such information may not be determinable, and it is not practical to allocate these costs, value or specific applications among the Accounts and other clients of the adviser. Accordingly, the adviser or its other clients may indirectly benefit from the availability of such information. This situation may create a conflict of interest for the adviser. Similarly, an Account may indirectly benefit from information made available as a result of transactions for other clients of an adviser.

     Purchases and sales of bonds and money market instruments usually are principal transactions and normally are purchased directly from the issuer or from the underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from the underwriters include the underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked prices.

     The adviser's policies with respect to brokerage are and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, or due to other appropriate factors, the foregoing practices may be changed, modified or eliminated.

Proposal 2. FUTURE SUBADVISORY AGREEMENTS WITHOUT
            CONTRACT OWNER VOTE.

     Each Account proposes, to the extent permitted by an exemption granted by the SEC and subject to approval by the Account's Board of Managers, to permit TAMIC to enter into new or amended agreements with any subadviser with respect to the Account without obtaining Contract Owner approval of such agreements, and to permit such subadvisers to manage the assets of the Account pursuant to such subadvisory agreements.

     The 1940 Act generally provides that an investment adviser or subadviser to a mutual fund may act as such only pursuant to a written agreement that has been approved by a vote of the fund's shareholders, as well as by a vote of a majority of the directors of the fund who are not parties to such agreement or interested persons of any party to such agreement. Certain MetLife subsidiaries, which are registered with the SEC as "investment advisers", however, have received from the SEC an exemption from the shareholder approval voting requirement in certain circumstances (the "SEC Exemption").

     Upon becoming an indirect subsidiary of MetLife, the SEC exemption would also apply to TAMIC and, subject to certain conditions, any Account advised by TAMIC. Under the SEC Exemption, TAMIC would be permitted, under specified conditions, to enter into new and amended subadvisory agreements for the management of an Account, including agreements with new subadvisers and agreements with existing subadvisers if there is a material change in the terms of the subadvisory agreement, or if there is a change in control of the subadviser or other event causing termination of the existing subadvisory agreement, without obtaining the approval of the Account's shareholders (the Contract Owners) of such new or amended subadvisory agreement. Such agreements must nevertheless be approved by the Board of Managers, in accordance with the requirements of the 1940 Act. One of the conditions of the SEC Exemption is that within 90 days after the hiring of any new subadviser without Contract Owner approval, the Account must provide to Contract Owners an information statement setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of Contract Owners to vote on the approval of the subadvisory agreement. Furthermore, the Account would still require Contract Owner approval to materially amend its investment advisory agreement with TAMIC (including any amendment to raise the management fee rate payable under such agreement) or to enter into a new investment advisory agreement with TAMIC or any other adviser.

     The SEC has proposed a new Rule 15a-5 under the 1940 Act which would codify the relief granted by the SEC Exemption. While the proposed rule generally contains the same conditions as the SEC exemption obtained by MetLife, there are some differences. The conditions of the new Rule would likely supersede the conditions of the SEC exemption obtained by MetLife. As proposed, the most significant difference in the conditions of the proposed new Rule is that the name of each Account must have the investment adviser's name precede the name of the subadviser, if the subadviser's name is included in the name of the Account. To the extent that the Rule as finally adopted has this or other different conditions, TAMIC and the Accounts will likely have to comply with this and any other different conditions contained in the final version of the Rule as adopted by the SEC.

     The Accounts are requesting Contract Owner approval of this Proposal for several reasons. As described under Proposal 1, the Accounts can utilize an adviser/ subadviser management structure, where TAMIC acts as each Account's investment adviser, and delegating the day-to-day portfolio management to a subadviser. (Currently TAMIC has retained a subadviser only for Account GIS, but, as described above under Proposal 1, TAMIC is considering hiring a subadviser, Salomon, for Account QB and Account MP.) Under such a structure, the Account's subadviser would act in a capacity similar to that of the portfolio manager in a more traditional structure that does not involve a subadviser. Specifically, the Account's subadviser, like a portfolio manager in a more traditional mutual fund advisory structure, manages the Account under the oversight and supervision of the Account's adviser. If an Account were to change subadvisers, TAMIC would continue in its role as adviser and would continue to exercise oversight and supervision of the Account's investment affairs as conducted by the new subadviser. Changing the Account's subadviser is, therefore, analogous to the adviser's replacing the portfolio manager of a single-manager managed fund who is employed by the adviser, which does not require shareholder approval under the 1940 Act.

     In addition, given the Account's management structure, the shareholder approval requirement under the 1940 Act may cause an Account's Contract Owners to incur unnecessary expenses and could hinder the prompt implementation of subadvisory changes that are in the best interest of the Contract Owners, such as prompt removal of a subadviser if circumstances warrant such removal. The Managers believe that without the ability to promptly employ or re-employ a subadviser, investors' expectations may be frustrated and an Account and its Contract Owners could be disadvantaged under certain circumstances. These circumstances include: (a) where a subadviser has been terminated because its performance was unsatisfactory or its retention was otherwise deemed inadvisable, (b) where a subadviser has resigned and (c) where there has been an "assignment" (i.e., a change in the actual control or management of a subadviser) or other event causing the termination of a subadvisory agreement.

     In the absence of an exemption, to obtain the shareholder approval required by the 1940 Act for a subadvisory agreement, an Account would need to convene a Contract Owners' meeting, which invariably involves considerable delay and expense. Where TAMIC, as adviser, has recommended replacement of a subadviser, and the Managers have determined that such replacement is necessary or appropriate, the Account could receive less than satisfactory subadvisory services prior to the time that an agreement with a new subadviser is approved by the Contract Owners. Also, in that situation or where there has been an unexpected resignation or change in control of a subadviser (events which, in many cases, are beyond the control of the Account), the Account may be forced to operate with a less than satisfactory subadviser for some period of time. In such circumstances, without the ability to engage a new subadviser promptly, TAMIC, as the adviser, might have to assume direct responsibility on a temporary basis for management of the assets previously assigned to a subadviser.

     If this manager of managers Proposal is approved by the Contract Owners at the Meeting, it is the present intention of MetLife and TAMIC to use the authority granted by the exemption to retain the present subadviser of Account GIS, and, as previously discussed, hire Salomon to be the subadviser for Accounts QB and MM.

     If the MetLife Transaction is not consummated, then TAMIC will not have the authority to enter into new or amended agreements without Contract Owner approval, since the SEC Exemption only applies to affiliates of MetLife. However, TAMIC would have the ability, subject to Board approval, to apply to the SEC for its own exemption as well as the ability to utilize proposed Rule 15a-5 if and when it is actually adopted, without seeking any additional Contract Owner approval.

     If the Contract Owners of an Account do not approve this Proposal, the Board of Managers of the Account will consider such alternative actions as may be in the best interests of the Account.

     THE BOARD OF MANAGERS OF EACH ACCOUNT, INCLUDING ALL OF THE INDEPENDENT MANAGERS, UNANIMOUSLY RECOMMENDS THAT THE CONTRACT OWNERS VOTE TO APPROVE THE PROPOSED GRANT OF AUTHORITY TO PERMIT TAMIC TO ENTER INTO NEW OR AMENDED AGREEMENTS WITH SUBADVISERS WITH RESPECT TO THE ACCOUNTS WITHOUT OBTAINING CONTRACT OWNER APPROVAL OF SUCH AGREEMENTS, AND TO PERMIT SUCH SUBADVISERS TO MANAGE THE ASSETS OF THE ACCOUNTS PURSUANT TO SUCH SUBADVISORY AGREEMENTS.

Proposal 3. ELECTION OF NEW MEMBER OF BOARD OF MANAGERS.

     Ms. Elizabeth Forget, the President of Met Investors Advisory LLC, a subsidiary of MetLife, has been nominated by the Board of Managers, pursuant to a recommendation of the Nominating and Administration Committee of the Board, to serve as a member of the Board of Managers of each Account, effective on the MetLife Closing Date. If elected by the Contract Owners at the Meeting, Ms. Forget will replace Mr. Jay Gerken, who, in connection with the sale of TAMIC to MetLife described in Proposal 1 above, will resign as a member of the Board. Ms. Forget will serve until her successor is elected and qualified. It is expected that if so elected, Ms. Forget would also replace Mr. Gerken as Chairman, President and CEO of the Accounts. Ms. Forget's current principal occupation and other relevant circumstances are set forth in the table below.

     If the MetLife Transaction is not consummated, then this Proposal will not take effect. In that event, Ms. Forget will not become a member of the Board of Managers or an officer of the Accounts.

     For the year ended December 31, 2004, the Board of Managers met five times. Each member of the Board attended at least seventy-five percent of the Board meetings.

     Contract Owners of the Account can send communications to the Board of Managers by submitting them to the Board in care of the Secretary listed below, using the address on the cover page of this Proxy Statement.

     The following tables give information about each member of the Board of Managers and the officers of the Accounts. As with Mr. Gerken, it is expected that the Board of Managers of the Accounts will be replacing the current officers with new officers affiliated with MetLife as part of the transactions described above in Proposal 1.

OFFICERS AND INTERESTED MANAGERS

                                                                            Number of    Other
                                                                            Portfolios   Directorships
                                   Term of                                  in Account   of Public
                     Position(s)   Office and                               Complex      Companies
Name Address         Held with     Length of     Principal Occupation       Overseen     Held by
and Age              Accounts      Time Served   During Last Five Years     by Manager   Manager
-------              --------      -----------   ----------------------     ----------   -------
*R. Jay Gerken       Chairman,     Since 2002    Managing Director (1989    N/A          N/A
399 Park Avenue      President,                  to present) of Citigroup
New York, NY         CEO and                     Global Markets Inc.;
Age 54               Manager                     Chairman, President and
                                                 CEO of Smith Barney
                                                 Account Management
                                                 LLC; Travelers
                                                 Investment Adviser, Inc.
                                                 and CitiFund
                                                 Management Inc.
                                                 Chairman, Chief
                                                 Executive Officer
                                                 and President, Board
                                                 of Managers
                                                 (2002-present), six
                                                 Variable Annuity
                                                 Separate Accounts of
                                                 The Travelers Insurance
                                                 Company+; Chairman,
                                                 Chief Executive Officer
                                                 and Trustee
                                                 (2002-present), five
                                                 mutual funds sponsored
                                                 by The Travelers
                                                 Insurance Company.++

*Elizabeth Forget    Nominee as    New           President (2000 to         66+++        None
260 Madison Avenue   Manager                     present) of Met Investors
11th Floor                                       Advisory LLC;
New York, NY 10016                               Executive Vice President
Age 38                                           (2000 to present) and
                                                 Chief Marketing Officer
                                                 (2003 to present) of
                                                 MetLife Investors Group,
                                                 Inc; Senior Vice
                                                 President of Equitable
                                                 Distributors, Inc. and
                                                 Vice President of
                                                 Equitable Life Assurance
                                                 Society of the United
                                                 States (1996 to 2000).

                                                                             Number of    Other
                                                                            Portfolios   Directorships
                                   Term of                                  in Account   of Public
                     Position(s)   Office and                               Complex      Companies
Name Address         Held with     Length of     Principal Occupation       Overseen     Held by
and Age              Accounts      Time Served   During Last Five Years     by Manager   Manager
-------              --------      -----------   ----------------------     ----------   -------
Ernest J. Wright     Assistant     Since 2004    Vice President and         N/A          N/A
One Cityplace        Secretary                   Secretary (1996-present),
Hartford,                                        Assistant Secretary
Connecticut                                      (1994-1996), Counsel
Age 65                                           (1987-present), The
                                                 Travelers Insurance
                                                 Company; Secretary
                                                 (1994 to 2004), Assistant
                                                 Secretary (2004 to
                                                 present), six Variable
                                                 Annuity Separate
                                                 Accounts of The
                                                 Travelers Insurance
                                                 Company+; Assistant
                                                 Secretary (2004-present),
                                                 five mutual funds
                                                 sponsored by The
                                                 Travelers Insurance
                                                 Company; Secretary
                                                 (1994-2004).++

Kathleen A. McGah    Secretary     Since 2004    Deputy General Counsel     N/A          N/A
One Cityplace                                    (1999-present), Assistant
Hartford,                                        Secretary (1995-present),
Connecticut                                      The Travelers Insurance
Age 54                                           Company; Assistant
                                                 Secretary (1995 to 2004),
                                                 Secretary (2004 to
                                                 present), six Variable
                                                 Annuity Separate
                                                 Accounts of The
                                                 Travelers Insurance
                                                 Company+; Assistant
                                                 Secretary, (1995 to
                                                 2004); Secretary
                                                 (2002-present), five
                                                 mutual funds sponsored
                                                 by The Travelers
                                                 Insurance Company,
                                                 Assistant Secretary
                                                 (1995-2004);.++
                                                 Prior to January 1995,
                                                 Counsel, ITT Hartford
                                                 Life Insurance Company.

                                                                            Number of    Other
                                                                            Portfolios   Directorships
                                   Term of                                  in Account   of Public
                     Position(s)   Office and                               Complex      Companies
Name Address         Held with     Length of     Principal Occupation       Overseen     Held by
and Age              Accounts      Time Served   During Last Five Years     by Manager   Manager
-------              --------      -----------   ----------------------     ----------   -------
David A. Golino      Principal     Since 1998    Vice President and         N/A          N/A
One Cityplace        Accounting                  Controller (1999-
Hartford, CT         Officer                     present; The Travelers
Age 43                                           Insurance Company,
                                                 Second Vice President
                                                 (1996-1999); Principal
                                                 Accounting Officer (1998
                                                 to present); six Variable
                                                 Annuity Separate
                                                 Accounts of The
                                                 Travelers Insurance
                                                 Company.+

William D. Wilcox    Chief         Since 2004    Counsel and Chief          N/A          N/A
One Cityplace        Compliance                  Compliance Officer
Hartford, CT         Officer                     (1999-present); The
Age 40                                           Travelers Insurance
                                                 Company; Chief
                                                 AML Compliance
                                                 (2002-present), six
                                                 Variable Annuity
                                                 Separate Accounts of
                                                 The Travelers Insurance
                                                 Company,+ Chief
                                                 Compliance Officer
                                                 (2004-present); five
                                                 mutual funds sponsored
                                                 by The Travelers
                                                 Insurance Company.++

NON-INTERESTED MANAGERS

                                                                               Number of    Other
                                                                               Portfolios   Directorships
                                      Term of       Principal                  in Account   of Public
                        Position(s)   Office and    Occupation                 Complex      Companies
Name Address            Held with     Length of     During Last                Overseen     Held by
and Age                 Accounts      Time Served   Five Years                 by Manager   Manager
-------                 --------      -----------   ----------                 ----------   -------
Robert E. McGill, III   Manager       Since 1974    Retired manufacturing      39+++        None
295 Hancock Street                                  executive. Director
Williamstown, MA                                    (1995-2000), Chemfab
Age 74                                              Corporation (specialty
                                                    materials manufacturer);
                                                    Director (1999-2001),
                                                    Ravenwood Winery, Inc.;
                                                    Director (1999-2003),
                                                    Lydall Inc. (manufacturer
                                                    of fiber materials);
                                                    Member, Board of
                                                    Managers
                                                    (1974-present), six
                                                    Variable Annuity
                                                    Separate Accounts of
                                                    The Travelers Insurance
                                                    Company+; Trustee
                                                    (1990-present), five
                                                    mutual funds sponsored
                                                    by The Travelers
                                                    Insurance Company.++

Lewis Mandell           Manager       Since 1990    Professor of Finance and   39+++        Director
Manager                                             Managerial Economics,                   (2000-present),
160 Jacobs Hall                                     University at Buffalo                   Delaware
Buffalo, NY                                         since 1998. Dean, School                North Corp.
Age 62                                              of Management                           (hospitality
                                                    (1998-2001), University                 business)
                                                    at Buffalo; Member,
                                                    Board of Managers
                                                    (1990-present), six
                                                    Variable Annuity
                                                    Separate Accounts of
                                                    The Travelers Insurance
                                                    Company+; Trustee
                                                    (1990-present), five
                                                    mutual funds sponsored
                                                    by The Travelers
                                                    Insurance Company.++

                                                                              Number of    Other
                                                                              Portfolios   Directorships
                                      Term of       Principal                 in Account   of Public
                        Position(s)   Office and    Occupation                Complex      Companies
Name Address            Held with     Length of     During Last               Overseen     Held by
and Age                 Accounts      Time Served   Five Years                by Manager   Manager
-------                 --------      -----------   ----------                ----------   -------
Frances M. Hawk,        Manager       Since 1991    Private Investor          39+++        None
CFA, CFP Manager                                    (1997-present). Member,
108 Oxford Hill Lane                                Board of Managers
Downingtown, PA                                     (1991-present), six
Age 57                                              Variable Annuity
                                                    Separate Accounts of
                                                    The Travelers Insurance
                                                    Company+; Trustee
                                                    (1991-present), five
                                                    mutual funds sponsored
                                                    by The Travelers
                                                    Insurance Company.++

----------------
* Mr. Gerken is an "interested person" within the meaning of the 1940 Act, as amended, by virtue of his position as Managing Director of Citigroup Global Markets Inc., an indirect wholly owned subsidiary of Citigroup, and his ownership of shares and options to purchase shares of Citigroup, the indirect parent of TIC. Ms. Forget, if elected as a Manager, will be an "interested person" by virtue of her position as President of Met Investors Advisory LLC.
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.
+++  Seven of these 39 portfolios have not yet commenced operations.

     The Independent Managers will continue to be independent after the MetLife Closing Date.

     Effective January 1, 2003, Mr. Knight Edwards retired from his position on the Board. He remains as an Emeritus Manager. An Emeritus Manager is permitted to attend meetings, but has no voting powers.

COMMITTEES

     To operate more efficiently, the Board has established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as independent members of the Board. The Committee also periodically reviews Board governance procedures, composition of the Board, and compensation for the Board of Managers, and the Committee monitors the performance of legal counsel employed by the Accounts and the Independent Managers.

     The Nominating and Administration Committee will consider nominees recommended by Contract Owners. Such recommendations should be submitted to the Account in care of The Travelers Insurance Company, using the address on the cover page of this Proxy Statement. Biographical and occupational information about the candidate must be included, as well as the written consent of the candidate to serve on the Board if elected.

     In addition to Contract Owner recommendations, recommendations for candidates for Independent Manager may be made by any of the Managers or by management of the Accounts or TIC. In evaluating any candidates for nomination to the Board of Managers of the Account as Independent Managers, the Nominating and Administration Committee requires that the candidate be independent in terms of both the letter and spirit of the 1940 Act. The Committee will consider the effect of any relationships beyond those set forth in the 1940 Act that might impair independence. The Committee will consider whether it may be appropriate to add individuals with different backgrounds or skill sets from those on the Board already.

     For the year ended December 31, 2004, the Nominating and Administration Committee met one time. The charter of the Committee is attached hereto as Appendix B. It not available on any website.

     The Audit Committee monitors the appointment, compensation and termination of the Accounts' independent auditors. The Committee also monitors the overall quality of the Accounts' financial reports and other financial information, the independence and audit work of the Accounts' independent auditors and the Accounts' financial reporting policies, practices and internal controls. For the year ended December 31, 2004, the Audit Committee met two times.

     For the year ended December 31, 2004, the members of the Nominating and Administration Committee, and the Audit Committee were Robert E. McGill III, Lewis Mandell, and Frances M. Hawk.

COMPENSATION

     Members of the Board who are also officers or employees of Citigroup or its subsidiaries (after the MetLife Closing Date, of MetLife or its subsidiaries) are not entitled to any fee for their services to the Account. Effective May 1, 2005, the Independent Managers receive an annual retainer of $36,000 for service on the Boards of the five mutual funds sponsored by TIC and the six Variable Annuity Separate Accounts (including the Accounts) established by TIC. They also receive a fee of $3,000 for each in-person meeting of such Boards attended and $750 for each telephonic meeting. The Chair of the Audit Committee receives an additional annual fee of $5,000, the Chair of the Nominating and Administration Committee receives an additional fee of $3,000, and the lead Independent Manager will receive an additional fee of $10,000 (when an Independent Manager assumes the position of lead Manager). Other than the chairs of the Committees, Managers do not receive any additional compensation for their committee services. Board Members with 10 years of service may agree to provide services as an emeritus manager at age 72. Upon reaching 80 years of age, a Manager must elect status as a emeritus manager. An emeritus manager will receive 50% of the annual retainer and 50% of meeting fees, if attended, but in no event for more than 10 years. The chart below shows the compensation paid to Board Members for the year ended December 31, 2004. Mr. Knight Edwards, as Emeritus Manager, was paid $3,175 for the year ended December 31, 2004.

COMPENSATION TABLE

     Interested Managers

                                                     Pension or Retirement   Total Compensation
                                                        Benefits Accrued      From Account and
Name of                     Aggregate Compensation         As Part of         Account Complex
Person, Position             From Each Account(1)       Account Expenses      Paid to Managers
----------------             --------------------       ----------------      ----------------
Elizabeth Forget .........           N/A                      N/A                   N/A
Chairman and Manager

     Independent Managers

                                                      Pension or Retirement   Total Compensation
                                                         Benefits Accrued      From Account and
Name of                      Aggregate Compensation         As Part of         Account Complex
Person, Position              From Each Account(1)       Account Expenses      Paid to Managers
----------------              --------------------       ----------------      ----------------
Robert E. McGill, III .....        $ 2,634.62                 N/A                $ 68,500(2)
Manager
Lewis Mandell .............        $ 1,923.08                 N/A                $ 50,000
Manager
Frances M. Hawk, ..........        $ 2,096.15                 N/A                $ 54,500
CFA, CFP Manager

----------------
(1) No compensation was deferred for any Manager or Officer under a deferred compensation plan.
(2) Mr. McGill received additional compensation for attending meetings of a task force of the directors/managers of various Citigroup-sponsored investment companies as a representative of the Independent Managers of the Accounts.

     The table below sets forth the dollar range of equity securities in the Accounts beneficially owned by a Manager, and, on an aggregate basis, in all registered investment companies overseen by a Manager in the complex of funds, as of December 31, 2004.

                                                                    Aggregate Dollar Range
                                                                  of Equity Securities in all
                                                                     Registered Investment
                                                                     Companies overseen by
                                       Dollar Range of Equity        Managers in Family of
Manager                              Securities in the Accounts      Investment Companies
-------                              --------------------------      --------------------
     Elizabeth Forget .............             None                         None
     Robert E. McGill, III ........             None                         None
     Lewis Mandell ................             None                         None
     Frances M. Hawk ..............             None                         None

     THE BOARD OF MANAGERS OF EACH ACCOUNT UNANIMOUSLY RECOMMENDS THAT THE CONTRACT OWNERS VOTE TO ELECT THE NOMINEE AS A MEMBER OF THE BOARD OF MANAGERS.

                              VOTING INFORMATION

     Contract Owners may vote (1) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (2) by telephone; dial the toll-free number listed on the proxy card; you will need the control number listed on the proxy card; or (3) by Internet: access the website listed on the proxy card; you will need the control number located on the proxy card. If the Account records votes by telephone or through the Internet, it will use procedures reasonably designed to authenticate Contract Owners' identities, to allow Contract Owners to vote units in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted as described below.

     Twenty percent of the outstanding units of an Account represented in person or by proxy must be present at the Meeting to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but, at the Meeting, sufficient votes to approve the Proposals are not received, the persons with proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the units represented at the Meeting in person or by proxy. Based on voting instructions received, proxies will vote in favor of such adjournment those proxies that are in favor of a Proposal, will vote against any adjournments those proxies that are against the Proposal, and will abstain from voting with respect to any adjournment those proxies that are marked to abstain in connection with the Proposal. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting with respect to those proposals from which Contract Owners abstain.

     Except for the election of the new member of the Board of Managers, approval of a Proposal by an Account's Contract Owners requires the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Account. Contract Owners of record are entitled to one vote for each full unit owned, with a fractional vote for each fractional unit. Under the Rules and Regulations for each Account, the affirmative vote of a plurality of the units of the Account present and entitled to vote is required to elect a Manager.

     The Board has fixed April 15, 2005 as the Record Date for determining Contract Owners entitled to receive notice of and to vote at the Meetings. To be counted, TIC must receive an owner's properly executed proxy at the Accounts' office by 5:00 p.m. Eastern time on June 23, 2005. Contract Owners may revoke previously submitted proxies given to TIC by notifying TIC in writing at any time before 5:00 p.m. (Eastern time) on June 23, 2005 or by attending and voting in person at the Meetings. The expenses of soliciting the proxy will be borne 50% by MetLife and 50% by Citigroup and/or its affiliates, and not by the Accounts. The solicitation will be made primarily by mail, but representatives of TIC and its affiliates may make telephone, electronic, and/or in person communications to Contract Owners. Representatives of Automatic Data Processing ("ADP"), a proxy services firm, may also conduct solicitations of Contract Owners. The estimated cost of retaining ADP is approximately $85,000. As noted above, such cost will not be borne by the Accounts.

     To the knowledge of TIC and the Accounts, no person owned beneficially more than 5% of an Account as of the Record Date. The Managers and officers of the Accounts beneficially owned in the aggregate less than 1% of each Account.

                               OTHER INFORMATION

     Travelers Distribution LLC, One Cityplace, Hartford, Connecticut, 06103-3415, is the principal underwriter for each of the Accounts. TIC is the administrator of each of the Accounts.

Independent Registered Public Accounting Firm

     KPMG LLP ("KPMG") currently serves as the independent registered public accounting firm for the Accounts. As a result of insurance services provided to KPMG by MetLife and other business relationships, KPMG is not considered independent of MetLife and will not be permitted to serve as the independent registered public accounting firm for the Accounts after the MetLife Transaction. The Board of Managers of each of the Accounts intends to select a successor accounting firm in the near future.

     KPMG has no direct or material indirect interest in an Account. Representatives of KPMG will not be present at the Meeting.

     To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board of Managers is needed for all audit and permissible non-audit services rendered by KPMG to each Account and all permissible non-audit services rendered by KPMG to TIC and any entity controlling, controlled by or under common control with TIC that provides ongoing services to an Account (each, a "Service Affiliate") if the services relate directly to the operations and financial reporting of such Account. Pre-approval is currently on an engagement-by-engagement basis.

     Schedule A attached hereto sets forth for each Account, for each Account's two most recent fiscal years, the fees billed by KPMG for (a) all audit and non-audit services provided directly to the Account and (b) those non-audit services provided to the Account's Service Affiliates that relate directly to the Account's operations and financial reporting under the following categories:

     (i) Audit Fees -- fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

     (ii) Audit-Related Fees -- fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

     (iii) Tax Fees -- fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

     (iv) All Other Fees -- fees for products and services provided to the Account by KPMG other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

     Amounts billed by KPMG for services provided directly to the Accounts are paid by TIC, not by the Accounts.

     The Audit Committee has considered whether the provision by KPMG of non-audit services to the Accounts' Service Affiliates that were not pre-approved by the Audit Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval) was compatible with maintaining the independence of KPMG as the Account's principal auditor.

                                OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is each Board's intention that proxies will vote on such matters in accordance with the judgment of the proxy.

                           CONTRACT OWNER INQUIRIES

     Contract Owner inquiries may be addressed to an Account in writing at the address on the cover page of this Proxy Statement or by telephoning 1-800-842-9368.

                                     * * *

     Contract Owners who do not expect to be present at the Meeting are requested to date and sign the enclosed proxies and return them in the enclosed envelope. No postage is required if mailed in the United States.

                        This page intentionally blank.

                                                                   APPENDIX A-1

                   (FORM OF NEW INVESTMENT ADVISORY AGREEMENT
                               FOR ACCOUNT GIS)

                         INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT made as of this 30th day of June, 2005, between Travelers Asset Management International Company LLC, a limited liability company duly organized and existing under the law of the state of New York (hereinafter "TAMIC") and The Travelers Growth and Income Stock Account for Variable Annuities (hereinafter "Account GIS"), a separate account of The Travelers Insurance Company established by authority of a resolution of The Travelers Insurance Company's Board of Directors on September 22, 1967, pursuant to Public Act 529 of the 1967 Connecticut General Assembly.

                                  WITNESSETH:

     WHEREAS, Account GIS and TAMIC wish to enter into an agreement setting forth the terms upon which TAMIC will perform certain services for Account GIS.


     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:

1. Account GIS hereby employs TAMIC to manage the investment and reinvestment of the assets of Account GIS and to perform the other services herein set forth, subject to the supervision of the Board of Managers of Account GIS (hereinafter the "Board") for the period and on the terms herein set forth. TAMIC hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation herein provided.

2. In carrying out these obligations to manage the investment and reinvestment of the assets of Account GIS, TAMIC shall:

         a. obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of Account GIS, affecting the economy generally and individual companies or industries, the securities of which are included in Account GIS's portfolio or are under consideration for inclusion therein;

         b. be authorized to purchase supplemental research and other services from brokers at additional cost to Account GIS;

         c. regularly furnish to the Board recommendations with respect to any investment program for approval, modification or rejection by the Board;

         d. take such steps as are necessary to implement the investment program approved by the Board;

         e. regularly report to the Board with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of Account GIS; and

         f. vote proxies on securities held by the Account or delegate such responsibility to a sub-adviser appointed pursuant to this Agreement. TAMIC represents that it or its delegee has adopted and implemented written policies and procedures reasonably designed to ensure that it will vote proxies in the best interest of the Account and its unit holders, which policies and procedures describe how TAMIC or its delegee addresses material conflicts of interest between its interests and those of the Account with respect to proxy voting. TAMIC shall furnish the Account with such information reasonably requested by the Account, in such form as may be requested, as is necessary (1) for a summary description of TAMIC's or its delegee's proxy voting policies and procedures to be included in the registration statement with respect to the Account, and (2) for the proxy voting record for the Account to be filed with the SEC in accordance with the requirement of Form N-PX (or any successor form).

3. TAMIC may engage a sub-adviser to furnish investment management information and advice to assist TAMIC in carrying out its responsibilities under this Agreement. TAMIC shall remain responsible for ensuring that each sub-adviser conducts its operations in a manner consistent with the terms of this Agreement


4. Any investment program undertaken by TAMIC pursuant to this Agreement and any other activities undertaken by TAMIC on behalf of Account GIS shall at all times be subject to any directives of the Board or any duly constituted committee thereof acting pursuant to like authority.

5. For the services rendered hereunder, TAMIC will receive an amount equivalent on an annual basis to the following:

                                                  Aggregate
                     Annual                       Net Asset
                 Management Fee              Value of the Account
                 --------------              --------------------
               0.65% of the first           $ 500,000,000, plus
               0.55% of the next            $ 500,000,000, plus
               0.50% of the next            $ 500,000,000, plus
               0.45% of the next            $ 500,000,000, plus
               0.40% of amounts over        $ 2,000,000,000

The advisory fees will be deducted on each valuation date.

6. The services of TAMIC to Account GIS hereunder are not to be deemed exclusive and TAMIC shall be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

7. If approved by a vote of a majority of the outstanding voting securities of Account GIS (as defined in the Investment Company Act of 1940), this Investment Advisory Agreement:

         a. may not be terminated by TAMIC, without the prior approval of a new Investment Advisory Agreement by a vote of a majority of the outstanding voting securities of Account GIS, and shall be subject to termination, without the payment of any penalty, upon sixty days' written notice to the investment adviser, by the Board of Managers or by a vote of a majority of the outstanding voting securities of Account GIS;

         b. shall not be amended without prior approval of a majority of the outstanding voting securities of Account GIS;

         c. shall automatically terminate upon assignment by either party; and

         d. shall continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved (i) at least annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, such agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board has been furnished such information as may be reasonably necessary to evaluate the terms of said agreement, or (ii) by a vote of a majority of the outstanding voting securities of Account GIS.

8. This Investment Advisory Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties hereto have caused this Investment Advisory Agreement to be signed by their respective officials thereunto duly authorized and seals to be affixed, in the case of TAMIC, as of the day and year first above written.

                                          THE TRAVELERS GROWTH AND
                                          INCOME STOCK ACCOUNT FOR
                                          VARIABLE ANNUITIES

                                          By:
                                             -----------------------------------
                                             Chairman, Board of Managers

WITNESS:

----------------------------
Secretary, Board of Managers

                                          TRAVELERS ASSET MANAGEMENT
                                          INTERNATIONAL COMPANY LLC

                                          By:
                                             -----------------------------------
                                             President

ATTEST: (Seal)

----------------------------
Corporate Secretary

                                                                   APPENDIX A-2

                   (FORM OF NEW INVESTMENT ADVISORY AGREEMENT
                                FOR ACCOUNT QB)

                         INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT made as of this 30th day of June, 2005, between Travelers Asset Management International Company LLC, a limited liability company duly organized and existing under the law of the state of New York (hereinafter "TAMIC") and The Travelers Quality Bond Account for Variable Annuities (hereinafter "Account QB"), a separate account of The Travelers Insurance Company established by its President and Chief Executive Officer on July 29, 1974, pursuant to a resolution of The Travelers Insurance Company's Board of Directors on August 4, 1967, pursuant to Section 38-154a of the Connecticut General Statutes.

                                  WITNESSETH:

     WHEREAS, Account QB and TAMIC wish to enter into an agreement setting forth the terms upon which TAMIC will perform certain services for Account QB.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:

1. Account QB hereby employs TAMIC to manage the investment and reinvestment of the assets of Account QB and to perform the other services herein set forth, subject to the supervision of the Board of Managers of Account QB (hereinafter the "Board") for the period and on the terms herein set forth. TAMIC hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation herein provided.

2. In carrying out these obligations to manage the investment and reinvestment of the assets of Account QB, TAMIC shall:

         a. obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of Account QB, affecting the economy generally and individual companies or industries, the securities of which are included in Account QB's portfolio or are under consideration for inclusion therein;

         b. be authorized to purchase supplemental research and other services from brokers at additional cost to Account QB;

         c. regularly furnish to the Board recommendations with respect to any investment program for approval, modification or rejection by the Board;

         d. take such steps as are necessary to implement the investment program approved by the Board;

         e. regularly report to the Board with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of Account QB; and

         f. vote proxies on securities held by the Account or delegate such responsibility to a sub-adviser appointed pursuant to this Agreement. TAMIC represents that it or its delegee has adopted and implemented written policies and procedures reasonably designed to ensure that it will vote proxies in the best interest of the Account and its unit holders, which policies and procedures describe how TAMIC or its delegee addresses material conflicts of interest between its interests and those of the Account with respect to proxy voting. TAMIC shall furnish the Account with such information reasonably requested by the Account, in such form as may be requested, as is necessary (1) for a summary description of TAMIC's or its delegee's proxy voting policies and procedures to be included in the registration statement with respect to the Account, and (2) for the proxy voting record for the Account to be filed with the SEC in accordance with the requirement of Form N-PX (or any successor form).

3. TAMIC may engage a sub-adviser to furnish investment management information and advice to assist TAMIC in carrying out its responsibilities under this Agreement. TAMIC shall remain responsible for ensuring that each sub-adviser conducts its operations in a manner consistent with the terms of this Agreement

4. Any investment program undertaken by TAMIC pursuant to this Agreement and any other activities undertaken by TAMIC on behalf of Account QB shall at all times be subject to any directives of the Board or any duly constituted committee thereof acting pursuant to like authority.

5. For the services rendered hereunder, TAMIC will receive an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB, such fees to be deducted on each valuation date.

6. The services of TAMIC to Account QB hereunder are not to be deemed exclusive and TAMIC shall be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

7. If approved by a vote of a majority of the outstanding voting securities of Account QB (as defined in the Investment Company Act of 1940), this Investment Advisory Agreement:

         a. may not be terminated by TAMIC, without the prior approval of a new Investment Advisory Agreement by a vote of a majority of the outstanding voting securities of Account QB, and shall be subject to termination, without the payment of any penalty, upon sixty days' written notice to the investment adviser, by the Board of Managers or by a vote of a majority of the outstanding voting securities of Account QB;

         b. shall not be amended without prior approval of a majority of the outstanding voting securities of Account QB;

         c. shall automatically terminate upon assignment by either party; and

         d. shall continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved (i) at least annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, such agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board has been furnished such information as may be reasonably necessary to evaluate the terms of said agreement, or (ii) by a vote of a majority of the outstanding voting securities of Account QB.

8. This Investment Advisory Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties hereto have caused this Investment Advisory Agreement to be signed by their respective officials thereunto duly authorized and seals to be affixed, in the case of TAMIC, as of the day and year first above written.

                                          THE TRAVELERS QUALITY BOND ACCOUNT
                                          FOR VARIABLE
                                          ANNUITIES

                                          By:
                                             -----------------------------------
                                             Chairman, Board of Managers

WITNESS:

----------------------------
Secretary, Board of Managers

                                          TRAVELERS ASSET MANAGEMENT
                                          INTERNATIONAL COMPANY LLC

                                          By:
                                             -----------------------------------
                                             President

ATTEST: (Seal)

----------------------------
Corporate Secretary

                                                                   APPENDIX A-3

                  (FORM OF NEW INVESTMENT ADVISORY AGREEMENT
                                FOR ACCOUNT MM)

                         INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT made as of this 30th day of June, 2005, between Travelers Asset Management International Company LLC, a limited liability company duly organized and existing under the law of the state of New York (hereinafter "TAMIC") and The Travelers Money Market Account for Variable Annuities (hereinafter "Account MM"), a separate account of The Travelers Insurance Company established by its President and Chief Executive Officer on December 29, 1981, pursuant to a resolution of The Travelers Insurance Company's Board of Directors on August 4, 1967, pursuant to Section 38-154a of the Connecticut General Statutes.

                                  WITNESSETH:

     WHEREAS, Account MM and TAMIC wish to enter into an agreement setting forth the terms upon which TAMIC will perform certain services for Account MM.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:

1. Account MM hereby employs TAMIC to manage the investment and reinvestment of the assets of Account MM and to perform the other services herein set forth, subject to the supervision of the Board of Managers of Account MM (hereinafter the "Board") for the period and on the terms herein set forth. TAMIC hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation herein provided.

2. In carrying out these obligations to manage the investment and reinvestment of the assets of Account MM, TAMIC shall:

         a. obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of Account MM, affecting the economy generally and individual companies or industries, the securities of which are included in Account MM's portfolio or are under consideration for inclusion therein;

         b. be authorized to purchase supplemental research and other services from brokers at additional cost to Account MM;

         c. regularly furnish to the Board recommendations with respect to any investment program for approval, modification or rejection by the Board;

         d. take such steps as are necessary to implement the investment program approved by the Board;

         e. regularly report to the Board with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of Account MM; and

         f. vote proxies on securities held by the Account or delegate such responsibility to a sub-adviser appointed pursuant to this Agreement. TAMIC represents that it or its delegee has adopted and implemented written policies and procedures reasonably designed to ensure that it will vote proxies in the best interest of the Account and its unit holders, which policies and procedures describe how TAMIC or its delegee addresses material conflicts of interest between its interests and those of the Account with respect to proxy voting. TAMIC shall furnish the Account with such information reasonably requested by the Account, in such form as may be requested, as is necessary (1) for a summary description of TAMIC's or its delegee's proxy voting policies and procedures to be included in the registration statement with respect to the Account, and (2) for the proxy voting record for the Account to be filed with the SEC in accordance with the requirement of Form N-PX (or any successor form).

3. TAMIC may engage a sub-adviser to furnish investment management information and advice to assist TAMIC in carrying out its responsibilities under this Agreement. TAMIC shall remain responsible for ensuring that each sub-adviser conducts its operations in a manner consistent with the terms of this Agreement


4. Any investment program undertaken by TAMIC pursuant to this Agreement and any other activities undertaken by TAMIC on behalf of Account MM shall at all times be subject to any directives of the Board or any duly constituted committee thereof acting pursuant to like authority.

5. For the services rendered hereunder, TAMIC will receive an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account MM, such fees to be deducted on each valuation date.

6. The services of TAMIC to Account MM hereunder are not to be deemed exclusive and TAMIC shall be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

7. If approved by a vote of a majority of the outstanding voting securities of Account MM (as defined in the Investment Company Act of 1940), this Investment Advisory Agreement:

         a. may not be terminated by TAMIC, without the prior approval of a new Investment Advisory Agreement by a vote of a majority of the outstanding voting securities of Account MM, and shall be subject to termination, without the payment of any penalty, upon sixty days' written notice to the investment adviser, by the Board of Managers or by a vote of a majority of the outstanding voting securities of Account MM;

         b. shall not be amended without prior approval of a majority of the outstanding voting securities of Account MM;

         c. shall automatically terminate upon assignment by either party; and

         d. shall continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved (i) at least annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, such agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board has been furnished such information as may be reasonably necessary to evaluate the terms of said agreement, or (ii) by a vote of a majority of the outstanding voting securities of Account MM.

8. This Investment Advisory Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties hereto have caused this Investment Advisory Agreement to be signed by their respective officials thereunto duly authorized and seals to be affixed, in the case of TAMIC, as of the day and year first above written.

                                          THE TRAVELERS MONEY MARKET ACCOUNT
                                          FOR VARIABLE
                                          ANNUITIES

                                          By:
                                             -----------------------------------
                                             Chairman, Board of Managers

WITNESS:

----------------------------
Secretary, Board of Managers

                                          TRAVELERS ASSET MANAGEMENT
                                          INTERNATIONAL COMPANY LLC

                                          By:
                                             -----------------------------------
                                             President

ATTEST: (Seal)

----------------------------
Corporate Secretary

                                                                     APPENDIX B

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                            FOR VARIABLE ANNUITIES
                    THE TRAVELERS QUALITY BOND ACCOUNT FOR
                              VARIABLE ANNUITIES
                    THE TRAVELERS MONEY MARKET ACCOUNT FOR
                              VARIABLE ANNUITIES

                NOMINATING AND ADMINISTRATION COMMITTEE CHARTER

     (a)  Nominating and Administration Committee Membership

     The Nominating and Administration Committee shall be composed entirely of non-interested and independent trustees*.

     (b) Board Nominations and Functions

         1. The Committee shall nominate and elect candidates for "non-interested" trustee membership on the Board of Trustees ("Board"). The Committee shall evaluate candidates' qualifications for Board membership as non-interested trustees and their independence from the Funds' manager and other principal service providers. Persons selected must be non-interested and independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers.

         2. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board.

         3. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

         4. The Committee shall periodically review director compensation and shall recommend any appropriate changes to the non-interested and independent trustees as a group.

     (c) Committee Nominations and Functions

----------------
* "Trustee" shall refer to both trustees and managers.

         1. The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

         2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

     (d) Other Powers and Responsibilities

         1. The Committee shall monitor the performance of legal counsel employed by the Funds and the non-interested and independent trustees, and shall be responsible for the supervision of counsel for the non-interested and independent trustees.

         2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

         3. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                                  SCHEDULE A

              Independent Registered Public Accounting Firm Fees

     Audit fees billed by KPMG for services provided directly to each Account:

     Account                        Year Ending        Audit Fees
     -------                        -----------        ----------
     Account GIS .........        December 31, 2004      $19,833
                                  December 31, 2003      $18,833
     Account QB ..........        December 31, 2004      $19,833
                                  December 31, 2003      $18,833
     Account MM ..........        December 31, 2004      $19,833
                                  December 31, 2003      $18,833

     For each Account's last two fiscal years, no fees were billed by KPMG that are required to be disclosed under the captions "Audit-Related Fees," "Tax Fees" and "All Other Fees." Furthermore, for those two fiscal years, KPMG did not bill any Service Affiliate of an Account for any fees for non-audit services, including any fees for services that relate directly to the operations and financial reporting of the Accounts.

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


MSA

THE TRAVELERS INSURANCE COMPANY

           ---------------------------------------------------------------------
                            THREE EASY WAYS TO VOTE YOUR PROXY
                 Read the Proxy Statement and have the Proxy card at hand.
            TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.
           INTERNET: Go to www.proxyweb.com and follow the on-line instructions.
              MAIL: Vote, sign, date and return your proxy by mail.
               If you vote by Telephone or Internet, do not mail your proxy.
           ---------------------------------------------------------------------







                                                      PROXY CARD FOR THE MEETING
                                                     TO BE HELD ON JUNE 24, 2005

The undersigned, revoking all proxies heretofore given, hereby appoints Kathleen
A. McGah and Ernest J. Wright, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all units of the above-referenced Account which the undersigned is entitled to vote at the Special Meeting of Variable Annuity Contract Owners to be held at 9:00 a.m. on June 24, 2005, at One Cityplace, Hartford, Connecticut, 06103, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

I realize that if I return this form without providing any instructions regarding a proposal, my timely returning of this form will be deemed to be an instruction to vote in favor of the proposal.

                                        Date: _________________________

                    These voting instructions may be revoked prior to the special meeting by notifying the secretary of the Account in writing by 5:00 p.m. on June 23, 2005, or by attending and voting in person at the meeting.
                    ------------------------------------------------------------



                    ------------------------------------------------------------
                    Signature(s) and title(s)                  (Sign in the Box)

                    If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

                                                                     MSA - lp/gm






Please fill in box as shown using black or blue ink or number 2 pencil.   [X]
PLEASE DO NOT USE FINE POINT PENS.





THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS. THE BOARD OF MANAGERS RECOMMENDS A VOTE FOR THE PROPOSALS. THE UNITS REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED VARIABLE ANNUITY CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE PROPOSALS.




1.   To approve a new investment advisory agreement for the Account.

2. To approve a proposal to permit TAMIC to enter into new or amended agreements with subadvisers without obtaining contract owner approval.

3.   Election of New Member of the Board of Managers:

     Elizabeth Forget has been nominated by the Board of Managers of the Account to serve until her successor is elected and qualified.



        FOR      AGAINST    ABSTAIN

         0          0          0

         0          0          0


        FOR     WITHHOLD

         0          0




                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.



                                                                     MSA - lp/gm